SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
17.	SUBSEQUENT EVENTS
On November 9, 2023, Studio City Finance announced a cash tender offer (the “Tender Offer”) for up to an aggregate principal amount of $75,000 of the 2020 6.000% SC Notes. The Tender Offer will expire on December 8, 2023, unless extended or terminated by Studio City Finance. As of November 22, 2023, the early tender date, an aggregate principal amount of $317,461 of the 2020 6.000% SC Notes was tendered. On November 24, 2023, Studio City Finance announced that it would amend the Tender Offer to increase the aggregate principal amount of the 2020 6.000% SC Notes to $100,000. Studio City Finance accepted for purchase the 2020 6.000% SC Notes that were validly tendered (and not validly withdrawn) pursuant to the Tender Offer for a combined aggregate principal amount equal to $100,000. Settlement of such purchase took place on November 28, 2023.